ENDEAVOR SERIES TRUST

                                               4333 Edgewood Road NE
                                             Cedar Rapids, Iowa 52499


Capital Guardian Value Portfolio (formerly Endeavor Value Equity Portfolio) Jennison Growth Portfolio (formerly Endeavor Opportunity Value Portfolio) Capital Guardian Global Portfolio (formerly Endeavor Select Portfolio)


                                               INFORMATION STATEMENT


                                                 December 8, 2000


We Are Not Asking You For A Proxy And You Are Requested Not To Send Us A Proxy

This  statement  is for  informational  purposes only.



         This Information Statement is furnished in connection with changes in the investment advisers for three of the portfolios of Endeavor Series Trust:
Capital Guardian Value Portfolio (formerly Endeavor Value Equity Portfolio), Jennison Growth Portfolio (formerly Endeavor Opportunity Value Portfolio) and Capital Guardian Global Portfolio (formerly Endeavor Select Portfolio) (the "Portfolios"). These changes, together with changes of the names of the Portfolios, were effective October 9, 2000.

                                                      SUMMARY

         The Trust is a series-type mutual fund that is registered with the Securities and Exchange Commission as an open-end, diversified management investment company. As of July 31, 2000, the Trust had fourteen portfolios, three of which are Endeavor Value Equity Portfolio (now known as Capital Guardian Value Portfolio), Endeavor Opportunity Value Portfolio (now known as Jennison Growth Portfolio) and Endeavor Select Portfolio (now known as Capital Guardian Global Portfolio). The assets of each Portfolio are held separate from the assets of the other Portfolios, and each Portfolio has its own distinct investment objectives and policies. Each Portfolio operates as a separate investment fund, and the income, losses and expenses of one Portfolio generally have no effect on the investment performance of any other Portfolio.

     Endeavor Management Co. (the "Manager"), located at 4333 Edgewood Road NE Cedar Rapids, Iowa 52499, has overall supervisory responsibility for the general management and investment of the Portfolios' assets and for the general administration and management of the Trust. The Manager selects the investment adviser for each Portfolio and monitors each investment adviser's investment program. As authorized by the Management Agreement, the Manager selects and contracts with an investment adviser (the "Adviser") for investment services for each of the Portfolios and reviews the Adviser's activities and receives a management fee from each Portfolio based on that Portfolio's net assets. Out of the management fee, the Manager compensates separate investment advisers for each Portfolio. Until October 9, 2000, OpCap Advisors, a subsidiary of Oppenheimer Capital, provided investment advisory services to Endeavor Value Equity Portfolio and Endeavor Opportunity Value Portfolio and Montgomery Asset Management LLC ("Montgomery") provided investment advisory services to Endeavor Select Portfolio. The Manager paid each Adviser for its services a portion of the management fee the Manager receives with respect to the Portfolio.

         The Manager has the ability, without shareholder approval, to terminate a Portfolio's investment adviser and retain a new investment adviser. In the exercise of its managerial oversight, the Manager determined to replace the investment adviser of each Portfolio and retain Capital Guardian Trust Company as investment adviser to Endeavor Value Equity Portfolio and Endeavor Select Portfolio, and Jennison Associates LLC as investment adviser to Endeavor Opportunity Value Portfolio. None of the Advisers is an affiliate of the Manager.

         To obtain these quality investment advisers, the Manager is required to pay higher investment advisory fees than were being paid to each Portfolio's prior investment adviser. Therefore, the Manager asked the Trustees for an increase in the management fee to cover the additional costs. At a meeting of the Trustees of the Trust held on July 24, 2000, all of the Trustees present, including a majority of the Trustees who are not "interested persons" (the "Independent Trustees") of the Trust or the Manager, voted to approve an amendment to the Management Agreement providing for an increase in management fees and to recommend that shareholders of each Portfolio approve the increase in management fees.

         At the Special Meeting of Shareholders held on September 25, 2000, shareholders of each Portfolio approved an increase in management fees paid to the Manager with respect to each Portfolio.


         Background. Section 15(a) of the Investment Company Act of 1940, as amended (the "1940 Act"), requires that all agreements under which persons serve as investment managers or investment advisers to investment companies be approved by shareholders. The Securities and Exchange Commission has granted exemptive relief to the Trust and the Manager which generally permits the Manager, subject to the approval of the Board of Trustees, to (i) select
Advisers for each of the Trust's Portfolios, (ii) enter into and materially modify existing investment advisory agreements between the Manager and the Advisers and (iii) terminate and replace the Advisers without obtaining approval of the relevant Portfolio's shareholders. Therefore, shareholder approval was not required for the change in investment advisers. This information statement is being provided to you to satisfy one of the conditions of the exemptive relief order.

         In the exercise of its portfolio oversight and management responsibility, the Manager determined to replace OpCap Advisors and Montgomery as Advisers to the Portfolios. The primary factors considered by the Manager in reaching this determination were the relatively poor performance of Endeavor Value Equity Portfolio and Endeavor Opportunity Value Portfolio and the significant change in investment style and portfolio managers at Montgomery.

         After reviewing potential replacement Advisers, the Manager proposed to the Board of Trustees and, on July 24, 2000, all of the Trustees present approved the termination of OpCap Advisors as Adviser to Endeavor Value Equity Portfolio and Endeavor Opportunity Value Portfolio and Montgomery as Adviser to Endeavor Select Portfolio. In addition, on July 24, 2000, all of the Trustees present approved investment advisory agreements between the Manager and Capital Guardian Trust Company ("Capital Guardian") with respect to Endeavor Value Equity Portfolio and Endeavor Select Portfolio and an investment advisory agreement between the Manager and Jennison Associates LLC ("Jennison") with respect to Endeavor Opportunity Value Portfolio. Information about Capital Guardian and Jennison is set forth in Appendix B to this Information Statement.

         Investment Advisory Agreements. For the reasons and based on an extensive analysis of factors described in this Information Statement, a majority of the Trustees of the Trust have approved the Manager's execution of new investment advisory agreements (the "New Agreements") with Capital Guardian (for the renamed Capital Guardian Value Portfolio and the renamed Capital
Guardian  Global  Portfolio)  and  Jennison  (for the  renamed  Jennison  Growth
Portfolio). The New Agreements contain substantially the same terms and conditions as the previous agreements other than: an increase in the amount of fees paid by the Manager to the Adviser, the name of the Portfolio and the name of the Adviser. The Manager will pay each Adviser a monthly fee at an annual rate based on each Portfolio's average daily net assets. The New Agreements commenced on October 9, 2000 and will continue initially for a two-year period and continue for successive annual periods thereafter, provided such continuance is approved at least annually by a majority of the Board of Trustees who are not interested persons of the Trust (as the term is used in the 1940 Act) and a majority of the full Board of Trustees or a majority of the outstanding voting securities of the Portfolio, as defined in the 1940 Act. The New Agreements are terminable, without penalty, by the Board of Trustees of the Trust, by the Manager or by vote of holders of a "majority" (as defined in the 1940 Act) of the Portfolio's Shares upon 60 days' prior written notice to the Adviser or by the Adviser upon 90 days' written notice to the Manager, or upon such shorter notice as may be mutually agreed upon. These New Agreements shall terminate automatically and immediately upon termination of the Management Agreement dated July 22, 1999 between the Manager and the Trust. These New Agreements shall terminate automatically and immediately in the event of their assignment. The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meaning set forth for such terms in the 1940 Act. These Agreements may be amended at any time by the Adviser and the Manager, subject to approval by the Trust's Board of Trustees and provided such New Agreements are done in accordance with the Trust's exemptive relief order. The New Agreements are included as Appendix C to this statement.

         Investment Advisory Fees. The New Agreements with Capital Guardian and Jennison provide for payment of investment advisory fees by the Manager to Capital Guardian and Jennison in amounts greater than the investment advisory fees previously paid by the Manager to OpCap Advisors and Montgomery. Set forth below is the schedule of fees as a percentage of average daily net assets previously paid by the Manager to OpCap Advisors and Montgomery and the fees that now are payable to Capital Guardian and Jennison.

                                                   Advisory Fees

Portfolio                        Adviser                      Fee

Capital Guardian Value           OLD - OpCap Advisors         0.40%
Portfolio
                                 NEW - Capital Guardian       0.50% up to  $150  million;
                                                              0.45% in excess of
                                                              $150 million up to
                                                              $300      million;
                                                              0.35% in excess of
                                                              $300 million up to
                                                              $500      million;
                                                              0.30% in excess of
                                                              $500 million


Jennison Growth Portfolio        OLD - OpCap Advisors         0.40%
                                 NEW - Jennison               0.50% up to $300 million;
                                                              0.45% in excess of $300 million

Capital Guardian Global          OLD - Montgomery             0.60%  (prior  to May 1, 2000, Montgomery received a
Portfolio                                                     fee of 0.70% which was voluntarily reduced to 0.60%)

                                 NEW - Capital Guardian       0.65% up to  $150  million;
                                                              0.55% in excess of
                                                              $150 million up to
                                                              $300      million;
                                                              0.45% in excess of
                                                              $300 million up to
                                                              $500      million;
                                                              0.40% in excess of
                                                              $500 million

         As a result of the increased investment advisory costs to the Manager for each Portfolio at current net asset levels, the Manager proposed and all of the Trustees present at the Board meeting, as well as the shareholders of each Portfolio, approved increases in the management fee paid to the Manager with respect to each Portfolio. Although the new fee schedule increases the management fee paid by the Portfolios, the new fee schedule at current asset levels does not increase and, with respect to Capital Guardian Value and Jennison Growth Portfolios, decreases the amount of the fee retained by the Manager. The full amount of the fee increases is being passed on to the new Advisers. Management's primary goal in the new fee schedule is to compensate the new Advisers at competitive levels, while generally maintaining, if Portfolio assets grow, the amount of the management fee retained by the Manager at the prior level.

         Basis for the Board's Action. In evaluating and approving the increase in management fees and advisory fees, the Board, including the Independent Trustees, in consultation with their separate counsel, requested and evaluated information provided by the Manager which, in its opinion, constituted all the information necessary for the Board to form a judgment as to whether the new management fees and advisory fees would be in the best interest of each Portfolio and its shareholders.

         In recommending that shareholders approve the increase in management fees as well as approving the New Agreements, the Board considered all factors that it deemed relevant, including:

     (i) the investment management fees and other expenses that would be paid by the Portfolios under the new fee schedule as compared to those of similar funds managed by other investment advisers. The Trustees noted in particular that, for each Portfolio, the new investment management fee would be within the range of contractual fee rates at similar asset levels for funds within the current variable insurance marketplace having similar investment focus and asset types, as indicated in material prepared for the Board by the Manager based on information contained in publicly available documents and information supplied by Lipper Analytical Services;

     (ii) the impact of the proposed changes in investment management fee rates on each Portfolio's total expense ratio;

     (iii) the historical investment performance of each Portfolio, as well as each new Adviser's historical performance with comparable mutual funds and private accounts, portfolio managers and other investment personnel;

     (iv) their favorable experience in overseeing, on an on-going basis, the nature and quality of investment management services provided by the Manager to the Portfolios;

     (v) current and projected profitability and related other benefits to the Manager in providing investment management services to the
           Portfolios, both under the existing investment management fee schedule and the new investment management fee schedule; and

     (vi) possible economies of scale in managing the Portfolios.

         In considering an increase in the management fees, the Board concluded that the management fee schedule (including proposed breakpoints) would: (i) over the long-term, enable the Manager to continue to provide high-quality investment management services to the portfolios at reasonable and competitive fee rates and (ii) enable the Manager to provide investment management services to the Portfolios at levels consistent with the increased demands of the current variable products marketplace.

         For these purposes, in taking into account the Manager's profitability, the Trustees considered the current and anticipated level of profitability to the Manager in providing investment management services to the Portfolios and pro forma information with respect to the total expenses (as a percentage of average daily net assets of each Portfolio) expected to be borne by each Portfolio.

         The Agreements. The Management Agreement provides that the Manager has overall supervisory responsibility for the general management and investment of each Portfolio's assets and has full investment discretion with respect to the assets of any Portfolio not then being managed by an Adviser. The Manager is expressly authorized to delegate day-to-day investment management of a Portfolio's assets to another investment adviser.

         The Management Agreement provides that the Manager is also responsible for providing the Trust with office space, office equipment and personnel necessary to operate and administer the Trust's business. The Manager also supervises the provision of services by third parties such as the Trust's custodian and transfer agent. PFPC Inc. assists the Manager in the performance of its administrative responsibilities to the Trust. The Manager pays the fees and expenses of PFPC Inc. pursuant to an administration agreement and the Manager is entitled under the Management Agreement to be reimbursed for each Portfolio's portion of the fees and expenses paid by the Manager to PFPC Inc. with respect to such Portfolio. For the year ended December 31, 1999, after waivers, the Manager was reimbursed by the Portfolios for administrative expenses incurred by the Manager on behalf of the Portfolio as follows:

          Endeavor Value Equity Portfolio                      $45,114
          Endeavor Opportunity Value Portfolio                  $2,281
          Endeavor Select Portfolio                            $39,167

         The Management Agreement provides that the Manager will be paid a fee with respect to each Portfolio based on that Portfolio's average daily net assets. Each Advisory Agreement provides that the Adviser will be paid a fee by the Manager with respect to the Portfolio's average daily net assets. The amount of the management fee and advisory fee varies among the Portfolios. Under the new fee schedule, the amount of the management fee and the advisory fee will increase. The management fee previously in effect for each Portfolio and the aggregate amount of compensation paid to the Manager by each Portfolio during the Trust's fiscal year ended December 31, 1999 is set forth in Table 1, as is the advisory fee in effect for each Portfolio and the aggregate amount of compensation paid to the Adviser during the Trust's fiscal year ended December 31, 1999. The new management fee for each Portfolio and the aggregate amount of compensation that would have been paid to the Manager for each Portfolio during the Trust's fiscal year ended December 31, 1999 is set forth in Table 2, as is the new advisory fee for each Portfolio and the aggregate amount of compensation that would have been paid to the Adviser during the Trust's fiscal year ended December 31, 1999.

TABLE 1

Portfolio               Management Fee      Aggregate Management            Advisory Fee            Aggregate Advisory Fee
                    (as a % of net assets)     Fee Paid During         (as a % of net assets)         Paid During Fiscal
                                              Fiscal Year Ended                                           Year Ended
                                              December 31, 1999                                        December 31, 1999
                                              -----------------                                        -----------------
Endeavor Value              0.80%             $1,856,971                        0.40%                      $928,455
Equity
Endeavor                    0.80%               $364,453                        0.40%                      $182,333
Opportunity Value
Endeavor Select*            1.10%               $291,700           0.60%  (prior  to May 1, 2000,          $186,199
                                                                   Montgomery received a fee of
                                                                   0.70% which was voluntarily
                                                                   reduced to 0.60%)

*The Manager waived $834 in management fees. Effective May 1, 2000, the Manager reduced its management fee to 1.00% as a result of a reduction in the Adviser's fee from 0.70% to 0.60%. If the 1.00% management fee had been in effect for all of 1999, the aggregate management fee paid would have been $265,999.

TABLE 2

Portfolio                New Management Fee        Pro Forma Aggregate         New Advisory Fee        Pro Forma Aggregate
                       (as a % of net assets)       Management Fee For      (as a % of net assets)       Advisory Fee For
                                                    Fiscal Year Ended                                   Fiscal Year Ended
                                                    December 31, 1999                                   December 31, 1999
                                                    -----------------                                   -----------------
Endeavor Value      0.85% up to $300 million;           $1,972,966        0.50% up to  $150  million;       $1,119,512
Equity              0.80% in excess of $300                               0.45% in excess of $150
                    million up to $500 million;                           million up to $300
                    0.775% in excess of $500                              million;
                    million.                                              0.35% in excess of $300
                                                                          million up to $500
                                                                          million;
                                                                          0.30% in excess  of  $500
                                                                          million

Endeavor            0.85%                                 $387,457        0.50% up to $300 million;          $227,916
Opportunity Value                                                         0.45% in excess of $300
                                                                          million
Endeavor Select     1.05% up to $150 million;             $279,299        0.65% up to  $150  million;        $172,899
                    1.00% in excess of $150                               0.55% in excess of $150
                    million up to $300 million;                           million up to $300
                    0.95% in excess of $300                               million;
                    million up to $500 million;                           0.45% in excess of $300
                    0.925% in excess of $500                              million up to $500 million;
                    million.                                              0.40% in excess of  $500
                                                                          million

         Table A in Appendix A to this Information Statement shows the annualized level of all fees and expenses incurred by each Portfolio during the year ended December 31, 1999 under the prior investment management fee schedule, the annualized level of all fees and expenses that would have been incurred by each Portfolio during the year ended December 31, 1999 under the new investment management fee schedule and the dollar and percentage differences between the two.

         Table B in Appendix A also contains a fee table for each Portfolio showing the actual level of all recurring expenses under the Management Agreement and the estimated overall expense levels had the increase in management fees been in effect for the year ended December 31, 1999.

         The Management Agreement provides that the Trust is responsible for all expenses other than those expressly assumed by the Manager. The Trust is responsible for, among other things, (1) the Manager's fees, (2) legal and audit expenses, (3) fees for registration of Trust Shares, (4) fees of the Trust's transfer agent, registrar, custodian, dividend disbursing agent, and shareholder servicing agent, (5) taxes, (6) brokerage and other transaction expenses, (7)
interest expenses, (8) expenses of shareholders' and Trustees' meetings, (9) printing of share certificates and prospectuses, (10) mailing of prospectuses to existing Trust shareholders, (11) insurance premiums, (12) charges of an independent pricing service; (13) expenses related to the purchase and redemption of Trust Shares, (14) administrative expenses paid by the Manager on behalf of the Trust and (15) nonrecurring expenses, such as the cost of litigation.

         Each Advisory Agreement provides that the Adviser is responsible for making investment decisions, supplying investment research and portfolio management services and placing purchase and sales orders for portfolio transactions. Each Advisory Agreement also provides that the Adviser will bear all expenses in connection with its performance.

         The Management Agreement and each Advisory Agreement provide that the Manager or Adviser is not liable for its acts or omissions under the agreement, but that the Manager or Adviser is not protected against liability arising out of its own willful misfeasance, bad faith, or gross negligence in the performance of its duties.

         The Management  Agreement and each Advisory  Agreement  provide that it
(1) will continue in effect with respect to each Portfolio for a period of two years from its effective date and thereafter from year to year if approved at least annually by a majority vote of the shares of the Portfolio or a majority of the Trustees and by a majority of the Independent Trustees, (2) may be terminated as to any Portfolio, without penalty, by the Trustees or by the vote of a majority of the outstanding shares of a Portfolio upon 60 days' prior written notice, (3) may be terminated by the Manager on 90 days' prior written notice to the Trust and (4) will terminate automatically in the event of its "assignment" as such term is defined in the 1940 Act.

Portfolio Transactions

         Subject to the supervision and control of the Manager and the Trustees of the Trust, each Portfolio's Adviser is responsible for decisions to buy and sell securities for its account and for the placement of its portfolio business and the negotiation of commissions, if any, paid on such transactions. Brokerage commissions are paid on transactions in equity securities traded on a securities exchange and on options, futures contracts and options thereon. Fixed income securities and certain equity securities in which the Portfolios invest are traded in the over-the-counter market. These securities are generally traded on a net basis with dealers acting as principal for their own account without a stated commission, although prices of such securities usually include a profit to the dealer. In over-the-counter transactions, orders are placed directly with a principal market maker unless a better price and execution can be obtained by using a broker. In underwritten offerings, securities are usually purchased at a fixed price, which includes an amount of compensation to the underwriter generally referred to as the underwriter's concession or discount. Certain money market securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. U.S. government securities are generally purchased from underwriters or dealers, although certain newly-issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. Each Portfolio's Adviser is responsible for effecting its portfolio transactions and will do so in a manner deemed fair and reasonable to the Portfolio and not according to any formula. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at a favorable price. In selecting broker-dealers and negotiating commissions, an Adviser considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to brokers that provide the Portfolios or their Advisers with brokerage and research services within the meaning of Section 28(e) of the Securities Exchange Act of 1934. Each Portfolio's Adviser is of the opinion that, because this material must be analyzed and reviewed, its receipt and use does not tend to reduce expenses but may benefit the Portfolio by supplementing the Adviser's research. In seeking the most favorable price and execution available, an Adviser may, if permitted by law, consider sales of the Contracts a factor in the selection of broker-dealers, as described in the Trust's prospectus.

         An Adviser may effect portfolio transactions for other investment companies and advisory accounts. Research services furnished by broker-dealers through which a Portfolio effects its securities transactions may be used by the Portfolio's Adviser in servicing all of its accounts; not all such services may be used in connection with the Portfolio. In the opinion of each Adviser, it is not possible to measure separately the benefits from research services to each of its accounts, including a Portfolio. Whenever concurrent decisions are made to purchase or sell securities by a Portfolio and another account, the Portfolio's Adviser will attempt to allocate equitably portfolio transactions among the Portfolio and other accounts. In making such allocations between the Portfolio and other accounts, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for recommending investments to the Portfolio and the other accounts. In some cases this procedure could have an adverse effect on a Portfolio. In the opinion of each Adviser, however, the results of such procedures will, on the whole, be in the best interest of each of the accounts.

         The  Adviser  to  Jennison  Growth  Portfolio  may  execute   portfolio
transactions through certain of its affiliated brokers, acting as agent in accordance with procedures established by the Trust's Board of Trustees, but will not purchase any securities from or sell any securities to any such affiliate acting as principal for its own account.

         For the year ended December 31, 1999, Endeavor Value Equity Portfolio (now known as Capital Guardian Value Portfolio) and Endeavor Opportunity Value Portfolio (now known as Jennison Growth Portfolio) paid $296,817 and $44,641, respectively, in brokerage commissions. For the year ended December 31, 1999, Endeavor Select Portfolio (now known as Capital Guardian Global Portfolio) paid $156,177 in brokerage commissions of which $33 (0.02%) was paid to Montgomery Securities, Inc., an affiliate of the Portfolio's former Adviser.

Brokerage Enhancement Plan

         The Trust has adopted, in accordance with the substantive provisions of Rule 12b-1 under the 1940 Act, a Brokerage Enhancement Plan (the "Plan") for each of its Portfolios. The Plan uses available brokerage commissions to promote the sale and distribution of each Portfolio's shares. Under the Plan, the Trust uses recaptured commissions to pay for distribution expenses. Except for recaptured commissions, unlike asset based charges imposed by many mutual funds for sales expenses, neither the Trust nor any Portfolio of the Trust will incur any additional fees or charges to pay distribution expenses.

         Under the Plan, the Manager is authorized to direct Advisers to use certain broker-dealers for securities transactions. (The duty of best price and execution still applies to these transactions.) These broker-dealers have agreed to give a percentage of their commission from the sale and purchase of securities to Transamerica Capital, Inc., the distributor of the Trust's shares.

         Transamerica Capital, Inc. does not make any profit from participating in the Plan. It is obligated to use any money given to it under the Plan for distribution expenses (other than a minimal amount to defray its legal and administrative costs). The rest will be spent on activities that are meant to result in the sale of the Portfolios' shares, including:

- holding or participating in seminars and sales meetings promoting the sale of the Portfolios' shares
- paying  marketing fees requested by  broker-dealers  who sell  variable
annuity contracts   ("Contracts")
- training  sales  personnel
- compensating broker-dealers and/or registered representatives in connection with the allocation of cash values and premiums of the Contracts to the Trust
- printing and mailing Trust prospectuses, statements of additional information and shareholder reports to prospective Contract holders
- creating and mailing advertising and sales literature.

         For the year ended December 31, 1999, Transamerica Capital, Inc. received an aggregate of $829,876 pursuant to the Plan, of which $175,545 was attributable to Endeavor Value Equity Portfolio (now known as Capital Guardian Value Portfolio) and $26,151 was attributable to Endeavor Opportunity Value Portfolio (now known as Jennison Growth Portfolio). In 1999, $888,475 generated under the Plan (including amounts generated in prior years) was utilized to pay the costs of seminars and sales meetings.

Other Information

         AUSA, 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499, an affiliate of PFL Life and AUSA Life, owns all of the Manager's outstanding common stock. AUSA is an indirect wholly-owned subsidiary of AEGON USA, Inc., a financial services holding company whose primary emphasis is on life and health insurance and annuity and investment products. AEGON USA, Inc. is an indirect wholly-owned subsidiary of AEGON N.V., a Netherlands corporation which is a publicly traded international insurance group.

         Transamerica Capital, Inc., an affiliate of the Manager, 4600 S. Syracuse Street, Suite 1180, Denver, Colorado 80237, is the Trust's principal underwriter.

APPENDIX A

TABLE A

         The table below shows (i) the annualized level of all fees and expenses incurred by each Portfolio under the prior investment management fee schedule during the year ended December 31, 1999, (ii) the annualized level of all fees and expenses that would have been incurred by each Portfolio under the amended management fee schedule during the year ended December 31, 1999 and (iii) the dollar difference and percentage differences between the two.


                                                                          Difference between    Difference between
                                                                            Prior and New          Prior and New
                               Prior Aggregate     New Aggregate Fees         Aggregate              Aggregate
         Portfolio            Fees and Expenses        and Expenses       Fees and Expenses      Fees and Expenses
         ---------            -----------------        ------------       -----------------      -----------------

Endeavor Value Equity               0.95%                 1.00%               $116,057                 5.3%
Endeavor Opportunity Value          0.91%                 0.96%                $22,792                 5.5%
Endeavor Select                     1.39%*                1.44%                $13,300                 3.6%

*Effective May 1, 2000, the Manager reduced its management fee by 0.10%, which reduction is reflected in prior aggregate fees and expenses. Actual 1999 prior aggregate fees and expenses were 1.49%.


TABLE B

                                   PORTFOLIO BY PORTFOLIO FEE TABLE COMPARISONS

         The tables provided below compare the actual overall recurring portfolio expenses under the Management Agreement for the year ended December 31, 1999 and the estimated overall recurring portfolio expenses under new management fee schedule had the new schedule been in effect for the year ended December 31, 1999. The tables and examples do not reflect separate account expenses, including sales loads. Each table reflects the annual portfolio operating expenses calculated as a percentage of average daily net assets.

         The Examples are to help you compare the cost of investing in the portfolios with the cost of investing in other funds. They assume that you invest $10,000 in each portfolio for the time periods indicated and then you redeem all of your shares at the end of those periods. The examples also assume that (i) your investment has a 5% return each year, (ii) the portfolio's operating expenses stay the same and (iii) all dividends and distributions are reinvested. The examples are presented on a prior and new basis. Your actual costs may be higher or lower.

ENDEAVOR VALUE EQUITY PORTFOLIO

                                              Prior          New
Management Fee                                0.80%          0.85%
12b-1 Fees (1)                                0.08%          0.08%
Other Expenses                                0.07%          0.07%
Total Portfolio Operating Expenses            0.95%          1.00%

Example:
After 1 year                                   $97         $102
After 3 years                                  $303         $318
After 5 years                                  $525         $552
After 10 years                                 $1,166       $1,225

ENDEAVOR OPPORTUNITY VALUE PORTFOLIO

                                              Prior          New
Management Fee                                0.80%          0.85%
12b-1 Fees (1)                                0.06%          0.06%
Other Expenses                                0.05%          0.05%
Total Portfolio Operating Expenses            0.91%          0.96%

Example:
After 1 year                                   $93          $98
After 3 years                                  $290         $306
After 5 years                                  $504         $531
After 10 years                                 $1,120       $1,178

ENDEAVOR SELECT PORTFOLIO

                                              Prior          New
Management Fee                                1.00%          1.05%
12b-1 Fees                                    ---            ---
Other Expenses                                0.39%          0.39%
Total Portfolio Operating Expenses            1.39%          1.44%

Example:
After 1 year                                   $142         $147
After 3 years                                  $440         $456
After 5 years                                  $761         $787
After 10 years                                 $1,669       $1,724


(1) The Board of Trustees of the Trust has authorized an arrangement whereby, subject to best price and execution, executing brokers will share commissions with the Trust's affiliated broker. Under supervision of the Trustees, the affiliated broker uses the "recaptured commissions" to promote marketing of the Trust's shares. The staff of the Securities and Exchange Commission believes that, through the use of these recaptured commissions, the Trust is indirectly paying for distribution expenses and that such amounts must be shown as 12b-1 fees in the above table. The use of recaptured commissions to promote the sale of the Trust's shares involves no additional costs to the Trust or any Contract owner. The Trust, based on advice of counsel, believes that recaptured brokerage commissions should not be treated as 12b-1 fees. The amounts shown as 12b-1 fees for 1999 reflect the actual 12b-1 fees for 1999. Because the 12b-1 fees reflect recaptured commissions, rather than a fee charged as a percentage of assets, the actual amount of 12b-1 fees treated as expenses will vary from year to year and may be higher or lower than the 12b-1 fees incurred in 1999.

APPENDIX B

INFORMATION CONCERNING CAPITAL GUARDIAN TRUST COMPANY ("CAPITAL GUARDIAN")

     Capital Guardian is a wholly-owned subsidiary of Capital Group International, Inc., which itself is a wholly-owned subsidiary of The Capital Group Companies, Inc. The Chairman of Capital Guardian is David I. Fisher. The other directors of Capital Guardian are Timothy D. Armour, Andrew F. Barth, Michael D. Beckman, Larry P. Clemmensen, Kevin G. Clifford, Roberta A. Conroy, Michael Ericksen, William H. Hurt, Nancy J. Kyle, Karin L. Larson, D. James Martin, James R. Mullaly, Jason M. Pilalas, Robert Ronus, James F. Rothenberg, Theodore R. Samuels, Lionel M. Sauvage, John H. Seiter, Eugene P. Stein and Shaw
B. Wagener.

         Capital Guardian has been providing investment management services since 1968 and managed approximately $123 billion in assets as of December 31, 1999.

         Capital Guardian uses a multiple portfolio manager system under which each Portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selections as well as valuation and transaction assessment. An additional portion of each Portfolio is managed by a group of investment research analysts.

         The individual portfolio managers, as applicable, of each segment of each Portfolio, other than segments managed by the group of research analysts, would be as follows:

     Donnalisa P. Barnum is a Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1986. (Capital Guardian Value Portfolio)

     Michael R. Erickson is a Director, Senior Vice President and portfolio manager of Capital Guardian. He joined the Capital organization in 1987. (Capital Guardian Global Portfolio)

     David I. Fisher is Chairman of the Board and a Director of Capital Guardian. He joined the Capital organization in 1969. (Capital Guardian Global Portfolio)

     Richard N. Haves is a Senior Vice President of Capital Guardian and a portfolio manager with research responsibilities for Capital Guardian. He joined the Capital organization in 1986. (Capital Guardian Global Portfolio)

     Nancy J. Kyle is a Director and Senior Vice President of Capital Guardian. She joined the Capital organization in 1991. (Capital Guardian Global Portfolio)

     Christopher A. Reed is a Vice President of Capital International Research, Inc. with portfolio management responsibilities for Capital Guardian. He joined the Capital organization in 1994. (Capital Guardian Global Portfolio)

     Robert Ronus is a Director and President of Capital Guardian. He joined the Capital organization in 1972. (Capital Guardian Global Portfolio)

     Theodore R. Samuels is a Director and Senior Vice President of Capital Guardian. He joined the Capital organization in 1981. (Capital Guardian Value Portfolio)

     Lionel M. Sauvage is a Director and Senior Vice President of Capital Guardian. He joined the Capital organization in 1987. (Capital Guardian Global Portfolio)

     Nilly Sikorsky is President and Managing Director of Capital International S.A. with portfolio management responsibilities for Capital Guardian. She joined the Capital organization in 1962. (Capital Guardian Global Portfolio)

     Rudolf M. Staehelin is a Senior Vice President and Director of Capital International Research, Inc. with portfolio management responsibilities for Capital Guardian. He joined the Capital organization in 1981. (Capital Guardian Global Portfolio)

     Eugene P. Stein is Director, Executive Vice President, and Chairman of the Investment Committee of Capital Guardian with portfolio management responsibilities. He joined the Capital organization in 1972. (Capital Guardian Value Portfolio)


INFORMATION CONCERNING JENNISON ASSOCIATES LLC ("JENNISON")

         Jennison is a wholly-owned subsidiary of The Prudential Insurance Company of America. Jennison has served as an investment adviser to investment companies since 1990 and managed approximately $59.1 billion in assets as of December 31, 1999.

         The day-to-day investment management decisions for the Portfolio are made by:

      Kathleen McCarragher - an Executive Vice President of Jennison, is also Jennison's Growth Equity Investment Strategist. Ms. McCarragher joined Jennison in 1998 after a 17 year investment career, including positions at Weiss, Peck & Greer (1992 to 1998) as a portfolio manager and State Street Research and Management Co., where she was a member of the Investment Committee.

      Michael A. Del Balso - an Executive Vice President of Jennison, where he has been part of the investment team since 1972, is also Jennison's Director of Equity Research.

APPENDIX C


                                           INVESTMENT ADVISORY AGREEMENT

         AGREEMENT made this 9th day of August, 2000, by and between Jennison Associates LLC, a New York limited liability company ("Jennison") (the
"Adviser"),   and  Endeavor  Management  Co.,  a  California   corporation  (the
"Manager").

         WHEREAS, the Manager has been organized to serve as investment manager of Endeavor Series Trust (the "Trust"), a Massachusetts business trust which has filed a registration statement under the Investment Company Act of 1940, as amended (the "1940 Act") and the Securities Act of 1933 (the "Registration Statement"); and

         WHEREAS,   the  Trust  is  comprised  of  several  separate  investment portfolios, one of which is the Jennison Growth Portfolio (the "Portfolio"); and

         WHEREAS, the Manager desires to avail itself of the services, information, advice, assistance and facilities of an investment adviser to assist the Manager in performing investment advisory services for the Portfolio; and

         WHEREAS, the Adviser is registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and is engaged in the business of rendering investment advisory services to investment companies and other institutional clients and desires to provide such services to the Manager;

         NOW,   THEREFORE,   in   consideration  of  the  terms  and  conditions
hereinafter set forth, it is agreed as follows:

         1. Employment of the Adviser. The Manager hereby employs the Adviser to manage the investment and reinvestment of the assets of the Portfolio, subject to the control and direction of the Trust's Board of Trustees, for the period and on the terms hereinafter set forth. The Adviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation herein provided. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Manager, the Portfolio or the Trust in any way. The Adviser may execute account documentation, agreements, contracts and other documents requested by brokers, dealers, counterparties and other persons in connection with its management of the assets of the Portfolio, provided the Adviser receives the express agreement and consent of the Manager and/or the Trust's Board of Trustees to execute such documentation, agreements, contracts and other documents, which consent shall not be unreasonably withheld. In such respect, and only for this limited purpose, the Adviser shall act as the Manager's and the Trust's agent and attorney-in-fact.

         Copies of the Trust's Registration Statement, as it relates to the Portfolio (the "Registration Statement"), and the Trust's Declaration of Trust and Bylaws (collectively, the "Charter Documents"), each as currently in effect, have been delivered to the Adviser. The Manager agrees, on an ongoing basis, to notify the Adviser of each change in the fundamental and non-fundamental investment policies and restrictions of the Portfolio before they become effective and to provide to the Adviser as promptly as practicable copies of all amendments and supplements to the Registration Statement before filing with the Securities and Exchange Commission ("SEC") and amendments to the Charter Documents. The Manager will promptly provide the Adviser with any procedures applicable to the Adviser adopted from time to time by the Trust's Board of Trustees and agrees to promptly provide the Adviser copies of all amendments thereto. The Adviser will not be bound to follow any change in the investment policies, restrictions or procedures of the Portfolio or Trust, however, until it has received written notice of any such change from the Manager.

         The Manager shall timely furnish the Adviser with such additional information as may be reasonably necessary for or requested by the Adviser to perform its responsibilities pursuant to this Agreement. The Manager shall cooperate with the Adviser in setting up and maintaining brokerage accounts and other accounts the Adviser deems advisable to allow for the purchase or sale of various forms of securities pursuant to this Agreement.

         2. Obligations of and Services to be Provided by the Adviser. The Adviser undertake to provide the following services and to assume the following obligations:

                  a. The Adviser shall manage the investment and reinvestment of the portfolio assets of the Portfolio, all without prior consultation with the Manager, subject to and in accordance with the investment objective and policies of the Portfolio set forth in the Trust's Registration Statement and the Charter Documents, as such Registration Statement and Charter Documents may be amended from time to time, in compliance with the requirements applicable to registered investment companies under applicable laws and those requirements applicable to both regulated investment companies and segregated asset accounts under Subchapters M and L of the Internal Revenue Code of 1986, as amended (the "Code") and any written instructions which the Manager or the Trust's Board of Trustees may issue from time-to-time in accordance therewith. In pursuance of the foregoing, the Adviser shall make all determinations with respect to the purchase and sale of portfolio securities and shall take such action necessary to implement the same. The Adviser shall render such reports to the Trust's Board of Trustees and the Manager as they may reasonably request concerning the investment activities of the Portfolio, provided that the Adviser shall not be responsible for Portfolio accounting. Unless the Manager gives the Adviser written instructions to the contrary, the Adviser shall, in good faith and in a manner which it reasonably believes best serves the interests of the Portfolio's shareholders, direct the Portfolio's custodian as to how to vote such proxies as may be necessary or advisable in connection with any matters submitted to a vote of shareholders of securities held by the Portfolio.

                  b. To the extent provided in the Trust's Registration Statement, as such Registration Statement may be amended from time to time, the Adviser shall, in the name of the Portfolio, place orders for the execution of portfolio transactions with or through such brokers, dealers or other financial institutions as it may select including affiliates of the Adviser and, complying with Section 28(e) of the Securities Exchange Act of 1934, may pay a commission on transactions in excess of the amount of commission another broker-dealer would have charged.

                  c. In connection with the placement of orders for the execution of the portfolio transactions of the Portfolio, the Adviser shall create and maintain all necessary records pertaining to the purchase and sale of securities by the Adviser on behalf of the Portfolio in accordance with all applicable laws, rules and regulations, including but not limited to records required by Section 31(a) of the 1940 Act. All records shall be the property of the Trust and shall be available for inspection and use by the SEC, the Trust, the Manager or any person retained by the Trust at all reasonable times. Where applicable, such records shall be maintained by the Adviser for the periods and in the places required by Rule 31a-2 under the 1940 Act.

                  d. The Adviser shall bear its expenses of providing services pursuant to this Agreement, but shall not be obligated to pay any expenses of the Manager, the Trust, or the Portfolio, including without limitation: (a) interest and taxes; (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments for the Portfolio; and (c) custodian fees and expenses. Any reimbursement of fees paid to the Manager required by any expense limitation provision and any liability arising out of a violation of Section 36(b) of the 1940 Act shall be the sole responsibility of the Manager.

                  e. The Adviser and the Manager acknowledge that the Adviser is not the compliance agent for the Portfolio or for the Manager, and does not have access to all of the Portfolio's books and records necessary to perform certain compliance testing. To the extent that the Adviser has agreed to perform the services specified in this Section 2 in accordance with the Trust's Registration Statement and Charter Documents, written instructions of the Manager and any policies adopted by the Trust's Board of Trustees applicable to the Portfolio (collectively, the "Charter Requirements"), and in accordance with applicable law (including sub-chapters M and L of the Code, the Investment Company Act and the Advisers Act ("Applicable Law")), the Adviser shall perform such services based upon its books and records with respect to the Portfolio (as specified in
Section 2.c. hereof), which comprise a portion of the Portfolio's books and records, and upon information and written instructions received from the Trust, the Manager or the Trust's administrator, and shall not be held responsible under this Agreement so long as it performs such services in accordance with this Agreement, the Charter Requirements and Applicable Law based upon such books and records and such information and instructions provided by the Trust, the Manager or the Trust's administrator. The Adviser shall have no responsibility to monitor certain limitations or restrictions for which the Adviser has not been provided sufficient information in accordance with Section 1 of this Agreement or otherwise. All such monitoring shall be the responsibility of the Manager.

                  f. The Adviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Portfolio or that the Portfolio will perform comparably with any standard or index, including other clients of the Adviser, whether public or private.

                  g. The Adviser shall be responsible for the preparation and filing of Schedule 13G and Form 13F on behalf of the Portfolio. The Adviser shall not be responsible for the preparation or filing of any other reports required of the Portfolio by any governmental or regulatory agency, except as expressly agreed to in writing.

         3. Compensation of the Adviser. In consideration of services rendered pursuant to this Agreement, the Manager will pay the Adviser a fee at the annual rate of the value of the Portfolio's average daily net assets set forth in Schedule A hereto. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month. If the Adviser shall serve for less than the whole of any month, the foregoing compensation shall be prorated. For the purpose of determining fees payable to the Adviser, the value of the Portfolio's net assets shall be computed at the times and in the manner specified in the Trust's Registration Statement.

         4. Activities of the Adviser. The services of the Adviser hereunder are not to be deemed exclusive, and the Adviser shall be free to render similar services to others and to engage in other activities, so long as the services rendered hereunder are not impaired.

         The Adviser shall be subject to a written code of ethics adopted by it pursuant to Rule 17j-1(b) of the 1940 Act, and shall not be subject to any other code of ethics, including the Manager's code of ethics, unless specifically adopted by the Adviser.

         5. Use of Names. The Adviser hereby consents to the Portfolio being named the Jennison Growth Portfolio. The Manager shall not use the name or mark "Jennison" or disclose information related to the business of the Adviser or any of their affiliates in any prospectus, sales literature or other material relating to the Trust in any manner not approved prior thereto by the Adviser; provided, however, that the Adviser shall approve all uses of its name and that of its affiliates which merely refer in accurate terms to its appointment hereunder or which are required by the SEC or a state securities commission; and provided, further, that in no event shall such approval be unreasonably withheld. The Adviser shall not use the name of the Trust or the Manager in any material relating to the Adviser in any manner not approved prior thereto by the Manager; provided, however, that the Manager shall approve all uses of its or the Trust's name which merely refer in accurate terms to the appointment of the Adviser hereunder or which are required by the SEC or a state securities commission; and, provided, further, that in no event shall such approval be unreasonably withheld.

         The Manager recognizes that from time to time directors, officers and employees of the Adviser may serve as directors, trustees, partners, officers and employees of other corporations, business trusts, partnerships or other entities (including other investment companies) and that such other entities may include the name "Jennison" or any derivative or abbreviation thereof as part of their name, and that the Adviser or its affiliates may enter into investment advisory, administration or other agreements with such other entities.

         Upon termination of this Agreement for any reason, the Manager shall immediately cease and cause the Portfolio to immediately cease all use of the name and mark "Jennison."

         6. Liability. Except as may otherwise be provided by the 1940 Act, or other federal securities laws, neither the Adviser nor any of its affiliates, officers, directors, shareholders, employees, or agents shall be liable for any loss, liability, cost, damage, or expense (including reasonable attorneys' fees and costs) (collectively referred to in this Agreement as "Losses"), except for Losses resulting from the Adviser's gross negligence, bad faith, or willful misconduct or reckless disregard of their obligations and duties under this Agreement. The Manager shall hold harmless and indemnify the Adviser, its affiliates, directors, officers, shareholders, employees or agents for any Loss not resulting from the Adviser's gross negligence, bad faith, or willful misconduct or reckless disregard of its obligations and duties under this Agreement. The obligations contained in this Section 6 shall survive termination of this Agreement.

         7. Limitation of Trust's Liability. The Adviser acknowledges that it has received notice of and accepts the limitations upon the Trust's liability set forth in its Agreement and Declaration of Trust. The Adviser agrees that any of the Trust's obligations shall be limited to the assets of the Portfolio and that the Adviser shall not seek satisfaction of any such obligation from the shareholders of the Trust nor from any Trust officer, employee or agent of the Trust.

         8. Renewal, Termination and Amendment. This Agreement shall continue in effect, unless sooner terminated as hereinafter provided, for a period of two years from the date hereof and shall continue in full force and effect for successive periods of one year thereafter, but only so long as each such continuance as to the Portfolio is specifically approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Portfolio or by vote of a majority of the Trust's Board of Trustees; and further provided that such continuance is also approved annually by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may be terminated as to the Portfolio at any time, without payment of any penalty, by the Trust's Board of Trustees, by the Manager, or by a vote of the majority of the outstanding voting securities of the Portfolio upon 60 days' prior written notice to the Adviser, or by the Adviser upon 90 days' prior written notice to the Manager, or upon such shorter notice as may be mutually agreed upon. This Agreement shall terminate automatically and immediately upon termination of the Management Agreement dated July 22, 1999 between the Manager and the Trust. This Agreement shall terminate automatically and immediately in the event of its assignment. The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meaning set forth for such terms in the 1940 Act. This Agreement may be amended at any time by the Adviser and the Manager, subject to approval by the Trust's Board of Trustees and, if required by applicable SEC rules and regulations, a vote of a majority of the Portfolio's outstanding voting securities.

         9. Confidential Relationship. Any information and advice furnished by any party to this Agreement to the other party or parties shall be treated as confidential and shall not be disclosed to third parties without the consent of the other party hereto except as required by law, rule or regulation.

         The Manager hereby consents to the disclosure to third parties of (i) investment results and other data of the Manager or the Portfolio in connection with providing composite investment results of the Adviser and (ii) investments and transactions of the Manager or the Portfolio in connection with providing composite information of clients of the Adviser.

         10. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

         11. Custodian. The Portfolio assets shall be maintained in the custody of its custodian. Any assets added to the Portfolio shall be delivered directly to such custodian. The Adviser shall have no liability for the acts or omissions of any custodian of the Portfolio's assets. The Adviser shall have no responsibility for the segregation requirement of the 1940 Act or other applicable law other than to notify the custodian of investments that require segregation and appropriate assets for segregation.

         12. Information. The Manager hereby acknowledges that it and the Trustees of the Trust have been provided with all information necessary in connection with the services to be provided by the Adviser hereunder, including a copy of Part II of the Adviser's Form ADV at least 48 hours prior to the Manager's execution of this Agreement, and any other information that the Manager or the Trustees deem necessary.

         13. Miscellaneous. This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of California. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the parties.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

                                            ENDEAVOR MANAGEMENT CO.


                                            BY:      /s/P. Michael Pond

                                                        Authorized Officer


                                            JENNISON ASSOCIATES LLC


                                            BY:      /s/ Karen E. Kohler

                                                       Senior Vice President

                                                    SCHEDULE A






Jennison                                                        Growth Portfolio
                                                                .55%  of   first
                                                                $300  million of
                                                                average    daily
                                                                net assets; .50%
                                                                of average daily
                                                                net assets  over
                                                                $300 million

                                           INVESTMENT ADVISORY AGREEMENT


         AGREEMENT made this 9th day of August, 2000, by and between Capital Guardian Trust Company, a California corporation (the "Adviser"), and Endeavor Management Co., a California corporation (the "Manager").

         WHEREAS, the Manager has been organized to serve as investment manager of Endeavor Series Trust (the "Trust"), a Massachusetts business trust which has filed a registration statement under the Investment Company Act of 1940, as amended (the "1940 Act") and the Securities Act of 1933 (the "Registration Statement"); and

         WHEREAS,   the  Trust  is  comprised  of  several  separate  investment portfolios, one of which is the Capital Guardian Global Portfolio (the "Portfolio"); and

         WHEREAS, the Manager desires to avail itself of the services, information, advice, assistance and facilities of an investment adviser to assist the Manager in performing investment advisory services for the Portfolio; and

         WHEREAS, the Adviser is a bank not required to be registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and is engaged in the business of rendering investment advisory services to investment companies and other institutional clients and desires to provide such services to the Manager;

         NOW,   THEREFORE,   in   consideration  of  the  terms  and  conditions
hereinafter set forth, it is agreed as follows:

         1. Employment of the Adviser. The Manager hereby employs the Adviser to manage the investment and reinvestment of the assets of the Portfolio, subject to the control and direction of the Trust's Board of Trustees, for the period and on the terms hereinafter set forth. The Adviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation herein provided. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Manager, the Portfolio or the Trust in any way. The Adviser may execute account documentation, agreements, contracts and other documents requested by brokers, dealers, counterparties and other persons in connection with its management of the assets of the Portfolio, provided the Adviser receives the express agreement and consent of the Manager and/or the Trust's Board of Trustees to execute such documentation, agreements, contracts and other documents, which consent shall not be unreasonably withheld. In such respect, and only for this limited purpose, the Adviser shall act as the Manager's and the Trust's agent and attorney-in-fact.

         Copies of the Trust's Registration Statement, as it relates to the Portfolio (the "Registration Statement"), and the Trust's Declaration of Trust and Bylaws (collectively, the "Charter Documents"), each as currently in effect, have been delivered to the Adviser. The Manager agrees, on an ongoing basis, to notify the Adviser of each change in the fundamental and non-fundamental investment policies and restrictions of the Portfolio before they become effective and to provide to the Adviser as promptly as practicable copies of all amendments and supplements to the Registration Statement before filing with the Securities and Exchange Commission ("SEC") and amendments to the Charter Documents. The Manager will promptly provide the Adviser with any procedures applicable to the Adviser adopted from time to time by the Trust's Board of Trustees and agrees to promptly provide the Adviser copies of all amendments thereto. The Adviser will not be bound to follow any change in the investment policies, restrictions or procedures of the Portfolio or Trust, however, until it has received written notice of any such change from the Manager.

         The Manager shall timely furnish the Adviser with such additional information as may be reasonably necessary for or requested by the Adviser to perform its responsibilities pursuant to this Agreement. The Manager shall cooperate with the Adviser in setting up and maintaining brokerage accounts and other accounts the Adviser deems advisable to allow for the purchase or sale of various forms of securities pursuant to this Agreement.

         2. Obligations of and Services to be Provided by the Adviser. The Adviser undertakes to provide the following services and to assume the following obligations:

                  a. The Adviser shall manage the investment and reinvestment of the portfolio assets of the Portfolio, all without prior consultation with the Manager, subject to and in accordance with the investment objective and policies of the Portfolio set forth in the Trust's Registration Statement and the Charter Documents, as such Registration Statement and Charter Documents may be amended from time to time, in compliance with the requirements applicable to registered investment companies under applicable laws and those requirements applicable to both regulated investment companies and segregated asset accounts under Subchapters M and L of the Internal Revenue Code of 1986, as amended (the "Code") and any written instructions which the Manager or the Trust's Board of Trustees may issue from time-to-time in accordance therewith. In pursuance of the foregoing, the Adviser shall make all determinations with respect to the purchase and sale of portfolio securities and shall take such action necessary to implement the same. The Adviser shall render such reports to the Trust's Board of Trustees and the Manager as they may reasonably request concerning the investment activities of the Portfolio, provided that the Adviser shall not be responsible for Portfolio accounting. Unless the Manager gives the Adviser written instructions to the contrary, the Adviser shall, in good faith and in a manner which it reasonably believes best serves the interests of the Portfolio's shareholders, direct the Portfolio's custodian as to how to vote such proxies as may be necessary or advisable in connection with any matters submitted to a vote of shareholders of securities held by the Portfolio.

                  b. To the extent provided in the Trust's Registration Statement, as such Registration Statement may be amended from time to time, the Adviser shall, in the name of the Portfolio, place orders for the execution of portfolio transactions with or through such brokers, dealers or other financial institutions as it may select including affiliates of the Adviser and, complying with Section 28(e) of the Securities Exchange Act of 1934, may pay a commission on transactions in excess of the amount of commission another broker-dealer would have charged.

                  c. In connection with the placement of orders for the execution of the portfolio transactions of the Portfolio, the Adviser shall create and maintain all necessary records pertaining to the purchase and sale of securities by the Adviser on behalf of the Portfolio in accordance with all applicable laws, rules and regulations, including but not limited to records required by Section 31(a) of the 1940 Act. All records shall be the property of the Trust and shall be available for inspection and use by the SEC, the Trust, the Manager or any person retained by the Trust at all reasonable times. Where applicable, such records shall be maintained by the Adviser for the periods and in the places required by Rule 31a-2 under the 1940 Act.

                  d. The Adviser shall bear its expenses of providing services pursuant to this Agreement, but shall not be obligated to pay any expenses of the Manager, the Trust, or the Portfolio, including without limitation: (a) interest and taxes; (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments for the Portfolio; and (c) custodian fees and expenses. Any reimbursement of fees paid to the Manager required by any expense limitation provision and any liability arising out of a violation of Section 36(b) of the 1940 Act shall be the sole responsibility of the Manager.

                  e. The Adviser and the Manager acknowledge that the Adviser is not the compliance agent for the Portfolio or for the Manager, and does not have access to all of the Portfolio's books and records necessary to perform certain compliance testing. To the extent that the Adviser has agreed to perform the services specified in this Section 2 in accordance with the Trust's Registration Statement and Charter Documents, written instructions of the Manager and any policies adopted by the Trust's Board of Trustees applicable to the Portfolio (collectively, the "Charter Requirements"), and in accordance with applicable law (including sub-chapters M and L of the Code, the Investment Company Act and the Advisers Act ("Applicable Law")), the Adviser shall perform such services based upon its books and records with respect to the Portfolio (as specified in
Section 2.c. hereof), which comprise a portion of the Portfolio's books and records, and upon information and written instructions received from the Trust, the Manager or the Trust's administrator, and shall not be held responsible under this Agreement so long as it performs such services in accordance with this Agreement, the Charter Requirements and Applicable Law based upon such books and records and such information and instructions provided by the Trust, the Manager or the Trust's administrator. The Adviser shall have no responsibility to monitor certain limitations or restrictions for which the Adviser has not been provided sufficient information in accordance with Section 1 of this Agreement or otherwise. All such monitoring shall be the responsibility of the Manager.

                  f. The Adviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Portfolio or that the Portfolio will perform comparably with any standard or index, including other clients of the Adviser, whether public or private.

                  g. The Adviser shall be responsible for the preparation and filing of Schedule 13G and Form 13F on behalf of the Portfolio. The Adviser shall not be responsible for the preparation or filing of any other reports required of the Portfolio by any governmental or regulatory agency, except as expressly agreed to in writing.

         3. Compensation of the Adviser. In consideration of services rendered pursuant to this Agreement, the Manager will pay the Adviser a fee at the annual rate of the value of the Portfolio's average daily net assets set forth in Schedule A hereto. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month. If the Adviser shall serve for less than the whole of any month, the foregoing compensation shall be prorated. For the purpose of determining fees payable to the Adviser, the value of the Portfolio's net assets shall be computed at the times and in the manner specified in the Trust's Registration Statement.

         4. Activities of the Adviser. The services of the Adviser hereunder are not to be deemed exclusive, and the Adviser shall be free to render similar services to others and to engage in other activities, so long as the services rendered hereunder are not impaired.

         The Adviser shall be subject to a written code of ethics adopted by it pursuant to Rule 17j-1(b) of the 1940 Act, and shall not be subject to any other code of ethics, including the Manager's code of ethics, unless specifically adopted by the Adviser.

         5. Use of Names. The Adviser hereby consents to the Portfolio being named the Capital Guardian Global Portfolio. The Manager shall not use the name or mark "Capital Guardian Trust Company" or disclose information related to the business of the Adviser or any of its affiliates in any prospectus, sales literature or other material relating to the Trust in any manner not approved prior thereto by the Adviser; provided, however, that the Adviser shall approve all uses of its name and that of its affiliates which merely refer in accurate terms to its appointment hereunder or which are required by the SEC or a state securities commission; and provided, further, that in no event shall such approval be unreasonably withheld. The Adviser shall not use the name of the Trust or the Manager in any material relating to the Adviser in any manner not approved prior thereto by the Manager; provided, however, that the Manager shall approve all uses of its or the Trust's name which merely refer in accurate terms to the appointment of the Adviser hereunder or which are required by the SEC or a state securities commission; and, provided, further, that in no event shall such approval be unreasonably withheld.

         The Manager recognizes that from time to time directors, officers and employees of the Adviser may serve as directors, trustees, partners, officers and employees of other corporations, business trusts, partnerships or other entities (including other investment companies) and that such other entities may include the name "Capital Guardian Trust Company" or any derivative or abbreviation thereof as part of their name, and that the Adviser or its affiliates may enter into investment advisory, administration or other agreements with such other entities.

         Upon termination of this Agreement for any reason, the Manager shall immediately cease and cause the Portfolio to immediately cease all use of the name and mark "Capital Guardian Trust Company."

         6. Liability. Except as may otherwise be provided by the 1940 Act, or other federal securities laws, neither the Adviser nor any of its affiliates, officers, directors, shareholders, employees, or agents shall be liable for any loss, liability, cost, damage, or expense (including reasonable attorneys' fees and costs) (collectively referred to in this Agreement as "Losses"), except for Losses resulting from the Adviser's gross negligence, bad faith, or willful misconduct or reckless disregard of its obligations and duties under this Agreement. The Manager shall hold harmless and indemnify the Adviser, its affiliates, directors, officers, shareholders, employees or agents for any Loss not resulting from the Adviser's gross negligence, bad faith, or willful misconduct or reckless disregard of its obligations and duties under this Agreement. The obligations contained in this Section 6 shall survive termination of this Agreement.

         7. Limitation of Trust's Liability. The Adviser acknowledges that it has received notice of and accepts the limitations upon the Trust's liability set forth in its Agreement and Declaration of Trust. The Adviser agrees that any of the Trust's obligations shall be limited to the assets of the Portfolio and that the Adviser shall not seek satisfaction of any such obligation from the shareholders of the Trust nor from any Trust officer, employee or agent of the Trust.

         8. Renewal, Termination and Amendment. This Agreement shall continue in effect, unless sooner terminated as hereinafter provided, for a period of two years from the date hereof and shall continue in full force and effect for successive periods of one year thereafter, but only so long as each such continuance as to the Portfolio is specifically approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Portfolio or by vote of a majority of the Trust's Board of Trustees; and further provided that such continuance is also approved annually by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may be terminated as to the Portfolio at any time, without payment of any penalty, by the Trust's Board of Trustees, by the Manager, or by a vote of the majority of the outstanding voting securities of the Portfolio upon 60 days' prior written notice to the Adviser, or by the Adviser upon 90 days' prior written notice to the Manager, or upon such shorter notice as may be mutually agreed upon. This Agreement shall terminate automatically and immediately upon termination of the Management Agreement dated July 22, 1999 between the Manager and the Trust. This Agreement shall terminate automatically and immediately in the event of its assignment. The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meaning set forth for such terms in the 1940 Act. This Agreement may be amended at any time by the Adviser and the Manager, subject to approval by the Trust's Board of Trustees and, if required by applicable SEC rules and regulations, a vote of a majority of the Portfolio's outstanding voting securities.

         9. Confidential Relationship. Any information and advice furnished by either party to this Agreement to the other shall be treated as confidential and shall not be disclosed to third parties without the consent of the other party hereto except as required by law, rule or regulation.

         The Manager hereby consents to the disclosure to third parties of (i) investment results and other data of the Manager or the Portfolio in connection with providing composite investment results of the Adviser and (ii) investments and transactions of the Manager or the Portfolio in connection with providing composite information of clients of the Adviser.

         10. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

         11. Custodian. The Portfolio assets shall be maintained in the custody of its custodian. Any assets added to the Portfolio shall be delivered directly to such custodian. The Adviser shall have no liability for the acts or omissions of any custodian of the Portfolio's assets. The Adviser shall have no responsibility for the segregation requirement of the 1940 Act or other applicable law other than to notify the custodian of investments that require segregation and appropriate assets for segregation.

         12. Information. The Manager hereby acknowledges that it and the Trustees of the Trust have been provided with all information necessary in connection with the services to be provided by the Adviser hereunder and any other information that the Manager or the Trustees deem necessary.

         13. Miscellaneous. This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of California. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the parties.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

                                            ENDEAVOR MANAGEMENT CO.


                                            BY:      /s/P. Michael Pond

                                                        Authorized Officer


                         CAPITAL GUARDIAN TRUST COMPANY


                                            BY:      /s/ Stephen E Entr

                                                        Authorized Officer

                                                    SCHEDULE A


Capital                                                         Guardian  Global
                                                                Portfolio   .65%
                                                                of  first   $150
                                                                million       of
                                                                average    daily
                                                                net assets; .55%
                                                                of average daily
                                                                net assets  over
                                                                $150  million up
                                                                to $300 million;
                                                                .45% of  average
                                                                daily net assets
                                                                over        $300
                                                                million   up  to
                                                                $500    million;
                                                                .40% of  average
                                                                daily net assets
                                                                over        $500
                                                                million

                                           INVESTMENT ADVISORY AGREEMENT


         AGREEMENT made this 9th day of August, 2000, by and between Capital Guardian Trust Company, a California corporation (the "Adviser"), and Endeavor Management Co., a California corporation (the "Manager").

         WHEREAS, the Manager has been organized to serve as investment manager of Endeavor Series Trust (the "Trust"), a Massachusetts business trust which has filed a registration statement under the Investment Company Act of 1940, as amended (the "1940 Act") and the Securities Act of 1933 (the "Registration Statement"); and

         WHEREAS,   the  Trust  is  comprised  of  several  separate  investment
portfolios,   one  of  which  is  the  Capital  Guardian  Value  Portfolio  (the
"Portfolio"); and

         WHEREAS, the Manager desires to avail itself of the services, information, advice, assistance and facilities of an investment adviser to assist the Manager in performing investment advisory services for the Portfolio; and

         WHEREAS, the Adviser is a bank not required to be registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and is engaged in the business of rendering investment advisory services to investment companies and other institutional clients and desires to provide such services to the Manager;

         NOW,   THEREFORE,   in   consideration  of  the  terms  and  conditions
hereinafter set forth, it is agreed as follows:

         1. Employment of the Adviser. The Manager hereby employs the Adviser to manage the investment and reinvestment of the assets of the Portfolio, subject to the control and direction of the Trust's Board of Trustees, for the period and on the terms hereinafter set forth. The Adviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation herein provided. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Manager, the Portfolio or the Trust in any way. The Adviser may execute account documentation, agreements, contracts and other documents requested by brokers, dealers, counterparties and other persons in connection with its management of the assets of the Portfolio, provided the Adviser receives the express agreement and consent of the Manager and/or the Trust's Board of Trustees to execute such documentation, agreements, contracts and other documents, which consent shall not be unreasonably withheld. In such respect, and only for this limited purpose, the Adviser shall act as the Manager's and the Trust's agent and attorney-in-fact.

         Copies of the Trust's Registration Statement, as it relates to the Portfolio (the "Registration Statement"), and the Trust's Declaration of Trust and Bylaws (collectively, the "Charter Documents"), each as currently in effect, have been delivered to the Adviser. The Manager agrees, on an ongoing basis, to notify the Adviser of each change in the fundamental and non-fundamental investment policies and restrictions of the Portfolio before they become effective and to provide to the Adviser as promptly as practicable copies of all amendments and supplements to the Registration Statement before filing with the Securities and Exchange Commission ("SEC") and amendments to the Charter Documents. The Manager will promptly provide the Adviser with any procedures applicable to the Adviser adopted from time to time by the Trust's Board of Trustees and agrees to promptly provide the Adviser copies of all amendments thereto. The Adviser will not be bound to follow any change in the investment policies, restrictions or procedures of the Portfolio or Trust, however, until it has received written notice of any such change from the Manager.

         The Manager shall timely furnish the Adviser with such additional information as may be reasonably necessary for or requested by the Adviser to perform its responsibilities pursuant to this Agreement. The Manager shall cooperate with the Adviser in setting up and maintaining brokerage accounts and other accounts the Adviser deems advisable to allow for the purchase or sale of various forms of securities pursuant to this Agreement.

         2. Obligations of and Services to be Provided by the Adviser. The Adviser undertakes to provide the following services and to assume the following obligations:

                  a. The Adviser shall manage the investment and reinvestment of the portfolio assets of the Portfolio, all without prior consultation with the Manager, subject to and in accordance with the investment objective and policies of the Portfolio set forth in the Trust's Registration Statement and the Charter Documents, as such Registration Statement and Charter Documents may be amended from time to time, in compliance with the requirements applicable to registered investment companies under applicable laws and those requirements applicable to both regulated investment companies and segregated asset accounts under Subchapters M and L of the Internal Revenue Code of 1986, as amended (the "Code") and any written instructions which the Manager or the Trust's Board of Trustees may issue from time-to-time in accordance therewith. In pursuance of the foregoing, the Adviser shall make all determinations with respect to the purchase and sale of portfolio securities and shall take such action necessary to implement the same. The Adviser shall render such reports to the Trust's Board of Trustees and the Manager as they may reasonably request concerning the investment activities of the Portfolio, provided that the Adviser shall not be responsible for Portfolio accounting. Unless the Manager gives the Adviser written instructions to the contrary, the Adviser shall, in good faith and in a manner which it reasonably believes best serves the interests of the Portfolio's shareholders, direct the Portfolio's custodian as to how to vote such proxies as may be necessary or advisable in connection with any matters submitted to a vote of shareholders of securities held by the Portfolio.

                  b. To the extent provided in the Trust's Registration Statement, as such Registration Statement may be amended from time to time, the Adviser shall, in the name of the Portfolio, place orders for the execution of portfolio transactions with or through such brokers, dealers or other financial institutions as it may select including affiliates of the Adviser and, complying with Section 28(e) of the Securities Exchange Act of 1934, may pay a commission on transactions in excess of the amount of commission another broker-dealer would have charged.

                  c. In connection with the placement of orders for the execution of the portfolio transactions of the Portfolio, the Adviser shall create and maintain all necessary records pertaining to the purchase and sale of securities by the Adviser on behalf of the Portfolio in accordance with all applicable laws, rules and regulations, including but not limited to records required by Section 31(a) of the 1940 Act. All records shall be the property of the Trust and shall be available for inspection and use by the SEC, the Trust, the Manager or any person retained by the Trust at all reasonable times. Where applicable, such records shall be maintained by the Adviser for the periods and in the places required by Rule 31a-2 under the 1940 Act.

                  d. The Adviser shall bear its expenses of providing services pursuant to this Agreement, but shall not be obligated to pay any expenses of the Manager, the Trust, or the Portfolio, including without limitation: (a) interest and taxes; (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments for the Portfolio; and (c) custodian fees and expenses. Any reimbursement of fees paid to the Manager required by any expense limitation provision and any liability arising out of a violation of Section 36(b) of the 1940 Act shall be the sole responsibility of the Manager.

                  e. The Adviser and the Manager acknowledge that the Adviser is not the compliance agent for the Portfolio or for the Manager, and does not have access to all of the Portfolio's books and records necessary to perform certain compliance testing. To the extent that the Adviser has agreed to perform the services specified in this Section 2 in accordance with the Trust's Registration Statement and Charter Documents, written instructions of the Manager and any policies adopted by the Trust's Board of Trustees applicable to the Portfolio (collectively, the "Charter Requirements"), and in accordance with applicable law (including sub-chapters M and L of the Code, the Investment Company Act and the Advisers Act ("Applicable Law")), the Adviser shall perform such services based upon its books and records with respect to the Portfolio (as specified in
Section 2.c. hereof), which comprise a portion of the Portfolio's books and records, and upon information and written instructions received from the Trust, the Manager or the Trust's administrator, and shall not be held responsible under this Agreement so long as it performs such services in accordance with this Agreement, the Charter Requirements and Applicable Law based upon such books and records and such information and instructions provided by the Trust, the Manager or the Trust's administrator. The Adviser shall have no responsibility to monitor certain limitations or restrictions for which the Adviser has not been provided sufficient information in accordance with Section 1 of this Agreement or otherwise. All such monitoring shall be the responsibility of the Manager.

                  f. The Adviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Portfolio or that the Portfolio will perform comparably with any standard or index, including other clients of the Adviser, whether public or private.

                  g. The Adviser shall be responsible for the preparation and filing of Schedule 13G and Form 13F on behalf of the Portfolio. The Adviser shall not be responsible for the preparation or filing of any other reports required of the Portfolio by any governmental or regulatory agency, except as expressly agreed to in writing.

         3. Compensation of the Adviser. In consideration of services rendered pursuant to this Agreement, the Manager will pay the Adviser a fee at the annual rate of the value of the Portfolio's average daily net assets set forth in Schedule A hereto. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month. If the Adviser shall serve for less than the whole of any month, the foregoing compensation shall be prorated. For the purpose of determining fees payable to the Adviser, the value of the Portfolio's net assets shall be computed at the times and in the manner specified in the Trust's Registration Statement.

         4. Activities of the Adviser. The services of the Adviser hereunder are not to be deemed exclusive, and the Adviser shall be free to render similar services to others and to engage in other activities, so long as the services rendered hereunder are not impaired.

         The Adviser shall be subject to a written code of ethics adopted by it pursuant to Rule 17j-1(b) of the 1940 Act, and shall not be subject to any other code of ethics, including the Manager's code of ethics, unless specifically adopted by the Adviser.

         5. Use of Names. The Adviser hereby consents to the Portfolio being named the Capital Guardian Value Portfolio. The Manager shall not use the name or mark "Capital Guardian Trust Company" or disclose information related to the business of the Adviser or any of its affiliates in any prospectus, sales literature or other material relating to the Trust in any manner not approved prior thereto by the Adviser; provided, however, that the Adviser shall approve all uses of its name and that of its affiliates which merely refer in accurate terms to its appointment hereunder or which are required by the SEC or a state securities commission; and provided, further, that in no event shall such approval be unreasonably withheld. The Adviser shall not use the name of the Trust or the Manager in any material relating to the Adviser in any manner not approved prior thereto by the Manager; provided, however, that the Manager shall approve all uses of its or the Trust's name which merely refer in accurate terms to the appointment of the Adviser hereunder or which are required by the SEC or a state securities commission; and, provided, further, that in no event shall such approval be unreasonably withheld.

         The Manager recognizes that from time to time directors, officers and employees of the Adviser may serve as directors, trustees, partners, officers and employees of other corporations, business trusts, partnerships or other entities (including other investment companies) and that such other entities may include the name "Capital Guardian Trust Company" or any derivative or abbreviation thereof as part of their name, and that the Adviser or its affiliates may enter into investment advisory, administration or other agreements with such other entities.

         Upon termination of this Agreement for any reason, the Manager shall immediately cease and cause the Portfolio to immediately cease all use of the name and mark "Capital Guardian Trust Company."

         6. Liability. Except as may otherwise be provided by the 1940 Act, or other federal securities laws, neither the Adviser nor any of its affiliates, officers, directors, shareholders, employees, or agents shall be liable for any loss, liability, cost, damage, or expense (including reasonable attorneys' fees and costs) (collectively referred to in this Agreement as "Losses"), except for Losses resulting from the Adviser's gross negligence, bad faith, or willful misconduct or reckless disregard of its obligations and duties under this Agreement. The Manager shall hold harmless and indemnify the Adviser, its affiliates, directors, officers, shareholders, employees or agents for any Loss not resulting from the Adviser's gross negligence, bad faith, or willful misconduct or reckless disregard of its obligations and duties under this Agreement. The obligations contained in this Section 6 shall survive termination of this Agreement.

         7. Limitation of Trust's Liability. The Adviser acknowledges that it has received notice of and accepts the limitations upon the Trust's liability set forth in its Agreement and Declaration of Trust. The Adviser agrees that any of the Trust's obligations shall be limited to the assets of the Portfolio and that the Adviser shall not seek satisfaction of any such obligation from the shareholders of the Trust nor from any Trust officer, employee or agent of the Trust.

         8. Renewal, Termination and Amendment. This Agreement shall continue in effect, unless sooner terminated as hereinafter provided, for a period of two years from the date hereof and shall continue in full force and effect for successive periods of one year thereafter, but only so long as each such continuance as to the Portfolio is specifically approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Portfolio or by vote of a majority of the Trust's Board of Trustees; and further provided that such continuance is also approved annually by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may be terminated as to the Portfolio at any time, without payment of any penalty, by the Trust's Board of Trustees, by the Manager, or by a vote of the majority of the outstanding voting securities of the Portfolio upon 60 days' prior written notice to the Adviser, or by the Adviser upon 90 days' prior written notice to the Manager, or upon such shorter notice as may be mutually agreed upon. This Agreement shall terminate automatically and immediately upon termination of the Management Agreement dated July 22, 1999 between the Manager and the Trust. This Agreement shall terminate automatically and immediately in the event of its assignment. The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meaning set forth for such terms in the 1940 Act. This Agreement may be amended at any time by the Adviser and the Manager, subject to approval by the Trust's Board of Trustees and, if required by applicable SEC rules and regulations, a vote of a majority of the Portfolio's outstanding voting securities.

         9. Confidential Relationship. Any information and advice furnished by either party to this Agreement to the other shall be treated as confidential and shall not be disclosed to third parties without the consent of the other party hereto except as required by law, rule or regulation.

         The Manager hereby consents to the disclosure to third parties of (i) investment results and other data of the Manager or the Portfolio in connection with providing composite investment results of the Adviser and (ii) investments and transactions of the Manager or the Portfolio in connection with providing composite information of clients of the Adviser.

         10. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

         11. Custodian. The Portfolio assets shall be maintained in the custody of its custodian. Any assets added to the Portfolio shall be delivered directly to such custodian. The Adviser shall have no liability for the acts or omissions of any custodian of the Portfolio's assets. The Adviser shall have no responsibility for the segregation requirement of the 1940 Act or other applicable law other than to notify the custodian of investments that require segregation and appropriate assets for segregation.

         12. Information. The Manager hereby acknowledges that it and the Trustees of the Trust have been provided with all information necessary in connection with the services to be provided by the Adviser hereunder and any other information that the Manager or the Trustees deem necessary.

         13. Miscellaneous. This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of California. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the parties.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

                                            ENDEAVOR MANAGEMENT CO.


                                            BY:      /s/P. Michael Pond

                                                        Authorized Officer


                         CAPITAL GUARDIAN TRUST COMPANY


                                            BY:   /s/ Stephen E Entr

                                                        Authorized Officer

                                                SCHEDULE A



Capital                                                         Guardian   Value
                                                                Portfolio   .50%
                                                                of  first   $150
                                                                million       of
                                                                average    daily
                                                                net assets; .45%
                                                                of average daily
                                                                net assets  over
                                                                $150  million up
                                                                to $300 million;
                                                                .35% of  average
                                                                daily net assets
                                                                over        $300
                                                                million   up  to
                                                                $500    million;
                                                                .30% of  average
                                                                daily net assets
                                                                over        $500
                                                                million